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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): October 20, 2004
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                               THE LTV CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                       1-4368              75-1070950
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 (State or Other Jurisdiction of        (Commission          (IRS Employer
          Incorporation)                File Number)       Identification No.)

    5800 Lombardo Center, Suite 155, Seven Hills, Ohio              44131
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         (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (216) 642-7100
                                                          -----------------


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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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         ITEM 8.01.  OTHER EVENTS.

         As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On October 20, 2004, the Debtors submitted to the Bankruptcy Court their Operating Report for the period ended September 30, 2004 a copy of which is attached hereto as Exhibit 99.1.

         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

         99.1 Operating Report for the period ended September 30, 2004 for LTV Integrated Steel Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE LTV CORPORATION


                                            By: /s/ GLENN J. MORAN
                                               --------------------------------
         Date: October 20, 2004                 Name:  Glenn J. Moran
                                                Title: Chief Executive Officer